UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2023 (September 20, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Background

As previously disclosed, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (DRJ) (the “Chapter 11 Cases”). The Debtors continue to operate their business in the ordinary course and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, and as stated in the final order of the Bankruptcy Court on April 14, 2023, the Debtors have been conducting a dual-track (i) financing process for the potential raising of debt, equity or hybrid financing or consummation of a restructuring transaction through a chapter 11 plan of reorganization and (ii) marketing process for the sale or disposition of all or any portion of the Debtors’ assets under section 363 of the Bankruptcy Code, including (x) the Debtors’ equity interests in its non-debtor subsidiaries, including, but not limited to, Scilex Holding Company (“Scilex”) and (y) the Debtors’ other assets.

As previously disclosed, on July 5, 2023, the Debtors executed, and the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving, that certain Debtor-in-Possession Term Loan Facility Summary of Terms and Conditions with Scilex, pursuant to which Scilex provided the Debtors with a non-amortizing super-priority junior secured term loan facility (the “Junior DIP Facility”) in an aggregate principal amount not to exceed the sum of (i) $20,000,000 (the “Base Amount”), plus (ii) the amount of the commitment fee and the funding fee, each equal to 1% of the Base Amount, plus (iii) the amount of the DIP Lender Holdback (as defined in the Interim DIP Order). The Bankruptcy Court entered a final order approving the Junior DIP Facility on July 27, 2023.

As previously disclosed, Oramed Pharmaceuticals Inc. (“Oramed”) agreed and, after a hearing before the Bankruptcy Court on August 7, 2023, the Bankruptcy Court approved, pursuant to definitive financing documentation entered into on August 9, 2023, to provide a non-amortizing super-priority senior secured debtor-in-possession term loan facility (the “Senior DIP Facility”) in an aggregate principal amount of $100,000,000, which amount was subsequently drawn in full by the Debtors.

As previously disclosed, pursuant to a Stock Purchase Agreement, dated August 7, 2023 (as amended by that certain First Amendment to Stock Purchase Agreement, dated August 9, 2023, and that certain Second Amendment to Stock Purchase Agreement, dated August 21, 2023, the “Oramed SPA”), Oramed agreed to buy, and Sorrento agreed to sell for a purchase price of $105 million (which purchase price consisted of a credit bid on a dollar-for-dollar basis in respect of the full amount of outstanding obligations under the Senior DIP Facility as of the closing date of the sale, with the remaining balance to be paid in cash to Sorrento), following the conclusion of the auction that commenced on August 14, 2023 (the “Auction”), the following: (A) all of the shares of the common stock, par value $0.0001 per share, of Scilex (the “Scilex Common Shares”) held by Sorrento (other than any Scilex Common Shares held in abeyance by Sorrento on behalf of certain warrantholders of Sorrento); (B) all of the issued and outstanding shares of Series A preferred stock of Scilex (the “Scilex Preferred Shares”) held by Sorrento, less one Scilex Preferred Share that was to be retained by Sorrento; and (C) certain warrants for the purchase of Scilex Common Shares (the “Scilex Warrants”) held by Sorrento. The sale contemplated under the Oramed SPA did not close and has been terminated pursuant to the Termination Agreement (as defined below) as described further herein.

As previously disclosed, on September 11, 2023, Scilex, Oramed and Sorrento executed non-binding term sheets relating to, among other things, (i) the Securities Transfer (as defined below) (the “Securities Transfer Term Sheet”) (which the official committee of unsecured creditors and the official committee of equity security holders in the Chapter 11 Cases each signed as “Consenting Parties” thereto) and (ii) the senior secured note to be issued by Scilex to Oramed (such term sheets, collectively, the “Scilex Term Sheets”) providing for, among other things (as set forth below), the Securities Transfer, the assumption by Scilex of the Debtors’ obligations under the Senior DIP Facility (the “Senior DIP Assumption”) and the termination of the Oramed SPA, in each case, subject to entry into definitive documentation relating thereto. After a hearing before the Bankruptcy Court on September 12, 2023, the Bankruptcy Court entered a final order (the “Final Sale Order”) approving the Scilex Term Sheets.

The Scilex SPA

On September 21, 2023, as contemplated by the Scilex Term Sheets, Sorrento and Scilex entered into that certain Stock Purchase Agreement (the “Scilex SPA”) and simultaneously consummated the Securities Transfer pursuant thereto (the “Closing”).

Pursuant to the terms of the Scilex SPA, on September 21, 2023, Scilex acquired all of the Scilex Common Shares owned by Sorrento (other than 1,917,210 Scilex Common Shares held in abeyance by Sorrento on behalf of certain warrantholders of Sorrento), (ii) all of the Scilex Preferred Shares owned by Sorrento and (iii) all of the Scilex Warrants owned by Sorrento ((i) through (iii) above, collectively, the “Transfer Securities” and such acquisition by Scilex, the “Securities Transfer”) for aggregate consideration consisting of: (i) $110 million, paid as follows: (x) $5 million in cash that was paid on September 14, 2023, (y) the assumption by Scilex pursuant to the Senior DIP Assumption Agreement (as defined below) of the approximately $100 million of the Debtors’ obligations under the Senior DIP Facility (the “Senior DIP Assumption”) and (z) $5 million in cash that was paid upon the Closing; plus (ii) the assumption by Scilex at the Closing of certain obligations of Sorrento for legal fees and expenses in the amount of approximately $12.25 million; plus (iii) a credit bid of approximately $23 million, representing all amounts owed to Scilex under the Junior DIP Facility, effective as of the Closing.

The Scilex SPA contains customary representations and warranties and covenants. Sorrento also covenants in the Scilex SPA to provide certain transition services to Scilex for up to 120 days following the Closing, such services to be substantially similar in all material respects to the services Sorrento has historically provided to Scilex, on the same terms and conditions (including cost) in all material respects (subject to certain terms and limitations set forth in the Scilex SPA).

Following the Securities Transfer, Sorrento now holds 1,917,210 Scilex Common Shares held in abeyance by Sorrento on behalf of certain warrantholders of Sorrento and no longer has a controlling interest over Scilex. As a result, Scilex ceased to be a majority-owned subsidiary of Sorrento. Consequently, we expect Scilex will be deconsolidated from Sorrento’s financial statements and will be presented retrospectively as discontinued operations.

The Termination Agreement

On September 21, 2023, as contemplated by the Scilex Term Sheets, Sorrento and Oramed entered into that certain Mutual Termination and Release Agreement (the “Termination Agreement”), which terminated the Oramed SPA. The Termination Agreement contains a mutual release between Oramed (on the one hand) and the Debtors and Scilex (on the other hand) in connection with all matters related to the Oramed SPA and the Chapter 11 Cases.

The Senior DIP Assumption Agreement

On September 21, 2023, as contemplated by the Scilex Term Sheets, Scilex, Oramed and the Debtors entered into that certain Assignment, Assumption and Release Agreement (the “Senior DIP Assumption Agreement”) effectuating the Senior DIP Assumption. The Senior DIP Assumption Agreement contains a mutual release in accordance with, and to the fullest extent set forth in, the Final Sale Order.

General

The foregoing summaries of the Scilex SPA, the Termination Agreement and the Senior DIP Assumption Agreement are qualified in their entirety by reference to the full text of such agreements. Copies of the Scilex SPA, the Termination Agreement and the Senior DIP Assumption Agreement are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2 and Exhibit 10.1, respectively, and are incorporated by reference herein.

Additional information about the Chapter 11 Cases, including access to copies of the Final Order, the Scilex Term Sheets and other documents filed with the Bankruptcy Court, is available online at https://cases.stretto.com/sorrento, a website administered by Stretto, a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement.

On September 21, 2023, Sorrento and Oramed entered into the Termination Agreement, which terminated the Oramed SPA. The information set forth above in Item 1.01 of this Current Report on Form 8-K relating to the Termination Agreement is incorporated herein by reference. Sorrento and Scilex were parties to that certain Stockholder Agreement, dated as of September 12, 2022 (the “Stockholder Agreement”), pursuant to which Sorrento had certain preferential contractual rights as a holder of Scilex Preferred Shares. The Final Sale Order approved, among other things, the termination of the Stockholder Agreement upon the closing of the transactions described in Item 1.01. Accordingly, the Stockholder Agreement terminated at the Closing as well.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 21, 2023, the Company completed the disposition of the Transfer Securities to Scilex on the terms contemplated by the Scilex SPA. Prior to the closing of such Securities Transfer, Sorrento held a controlling interest in Scilex. The terms of the Securities Transfer were determined following an extensive marketing process and, ultimately, the completion of the Auction on the basis of the Oramed SPA serving as a stalking-horse bid. The information set forth above in Item 1.01 of this Current Report on Form 8-K relating to the Securities Transfer is incorporated herein by reference. The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is included as Exhibit 99.1 to this Current Report.

Item 7.01 Regulation FD Disclosure.

In connection with the transactions described above, the Company issued a press release on September 22, 2023, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2. The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

On September 20, 2023, Sorrento completed a reduction in U.S. headcount from 215 to 128.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include statements regarding the Securities Transfer and the anticipated accounting treatment resulting from the Securities Transfer. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the ability of the Company to use any proceeds from the Securities Transfer efficiently in support of its business; the Company’s ability to obtain exit financing and to pursue a plan of reorganization and exit the Chapter 11 Cases; determinations relating to the accounting treatment for the Securities Transfer and the deconsolidation of Scilex; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Stock Purchase Agreement, dated September 21, 2023, between Scilex Holding Company and Sorrento Therapeutics, Inc.

2.2	Mutual Termination and Release Agreement, dated September 21, 2023, between Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals, Inc.

10.1	Assignment, Assumption and Release Agreement, dated September 21, 2023, between Scilex Holding Company, Oramed Pharmaceuticals, Inc., Sorrento Therapeutics, Inc. and Scintilla Pharmaceuticals, Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press Release, dated September 22, 2023, entitled “Sorrento Therapeutics, Inc. Announces the Consummation of the Previously Announced Sale of Substantially All of the Common Shares, Preferred Shares and Warrants that Sorrento Held in Scilex Holding Company.”

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Certain schedules, exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: September 26, 2023	By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chief Restructuring Officer